Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT AGREEMENT ‑ AMENDMENT NO.3

TO THE PRODUCT AGREEMENT DATED JULY 28, 2017

THIS THIRD AMENDMENT AGREEMENT is dated July 1, 2020 (the “Third Amendment Effective Date”)

PARTIES

1.	PATHEON UK LIMITED (Registration No. 3764421) incorporated and registered in England whose registered office is at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, England (“Patheon”); and
2.	PARATEK PHARMACEUTICALS, INC. a corporation existing under the laws of Delaware, whose registered office is at 4th Floor, 75 Park Plaza, Boston, MA 02116, USA (“Client”).

RECITALS

A.

The Parties entered in to a Product Agreement dated July 28, 2017, as previously amended by the Amendment No. 1 dated as of January 1, 2019 and Amendment No. 2 dated as of June 1, 2019 (the “Product Agreement”) issued under the Master Manufacturing Services Agreement dated July 28, 2017, as amended by the First Amendment dated June 1, 2019 and Second Amendment dated December 18, 2020 (the “Master Agreement”), (collectively the “Agreement”).

IT IS AGREED as follows:

1.Definitions

1.1.	Defined terms in this Third Amendment Agreement shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.
1.2.	The Parties have agreed to amend the terms of the Product Agreement to extend the Client’s use of the [***] and revise the annual stability testing and API retesting.

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2.	Amendments
2.1.	The Parties agree that, as of the Third Amendment Effective Date, the Product Agreement is amended as set forth in this Section 2.
2.2.

[***] pricing tables in Schedule B of the Product Agreement shall be deleted and replaced with the pricing tables set forth in Annex 1 to this Third Amendment Agreement and shall apply to Product delivered on or after 01 January 2020.  This includes any Firm Orders accepted by Patheon prior to 01 January 2020 where the actual Delivery Date is on or after 01 January 2020.

2.3.

The terms of the following sections [***], each as set forth in Schedule B of the Product Agreement, shall be deleted and replaced with terms set forth in Annex 1 to this Third Amendment Agreement.  For the avoidance of doubt, the remainder of the terms set forth in Schedule B of the Product Agreement [***] shall remain in full force and effect.

2.4.	[***]
2.5.	[***]
2.6.

The annual stability testing and API retesting terms described in Schedule C of the Product Agreement shall be deleted and replaced with the terms set forth in Annex 2 to this Third Amendment Agreement.

2.7.	All terms within the Agreement not specifically amended by this Third Amendment Agreement remain in unchanged.
3.	Integration
3.1.

Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect.  This Third Amendment Agreement shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Third Amendment Agreement.

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4.	Governing Law and Jurisdiction
4.1.

This Third Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non‑contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Third Amendment Agreement as of the Third Amendment Effective Date.

SIGNED for and on behalf of		SIGNED for and on behalf of
PATHEON UK LIMITED		PARATEK PHARMACEUTICALS, INC.
Signature:	/s/ Mark Newton	Signature:	/s/ Jason Burdette
Title:	Director Global Contract Services	Title:	SVP, Technical Operations
Print Name:	Mark Newton	Print Name:	Jason Burdette
Date:	12/18/2020	Date:	12/18/2020

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Annex 1

SCHEDULE B

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Annex 2

SCHEDULE C

ANNUAL STABILITY TESTING AND API RETESTING

Product Testing:

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  The Quality Agreement will specify the commercial and Product stability protocols applicable to the stability testing.  The cost to Client for this testing, including the Price for the Product withdrawn for the stability testing, is already accounted for in the prices set forth on Schedule B.

API Re‑Testing:

The Parties agree that certain quality testing measures will be performed by Patheon for incoming testing as well as each time the current retest date on the certificate of analysis is exceeded to ensure that any API stored and maintained in Patheon’s possession beyond the current retest date on the applicable certificate of analysis, but still within the shelf life of the API ([***]), meets certain specifications before Product is manufactured using such API.  Upon agreement with Paratek, Patheon will perform the necessary retest on API, and Patheon will supply Paratek with an updated certificate of analysis each time testing has been completed for Paratek’s informational purposes only.  Such specifications and any protocols applicable to this quality control testing will be agreed to by the Parties in writing and such specifications will be included in the Quality Agreement.  [***]:

[***]

[***]]

Deliverables:

•

When the retest date for the API is exceeded, Patheon will re‑test the API lot stored in Patheon Warehouse according to the Paratek specification.  The test results will be reported in an analytical data sheet.  A final Certificate of Analysis (COA) with the new retest date clearly noted will be issued by Patheon.

Assumptions:

•	The tests to be done will be:
o	[***]
o	[***]
o	[***]

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o	[***]
o	[***]
o	[***]
o	[***]

Scope:

•	To perform incoming testing as per Patheon procedure and to extend the retest date of the API (when applicable).

Purchase orders (if applicable) shall be sent to Patheon UK Limited.  Invoices shall be raised from Patheon UK Limited and payment shall be made to Patheon UK Limited.  Emailed purchase orders should be sent to [***].

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